SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 5, 2005





                            IMPERIAL PETROLEUM, INC.

             (Exact name of registrant as specified in its charter)




         NEVADA                   0-9923                          95-338601
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   (State or other          (Commission File No.)             (I.R.S. Employer
   jurisdiction of                                          Identification No.)
   incorporation)




329 MAIN STREET, SUITE 801, EVANSVILLE, IN                          47708
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(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code:    (812) - 867-1433







Certain statements set forth in this Form 8-K and other reports filed by the Registrant from time-to-time with the Securities and Exchange Commission relate to management's future plans and objectives and such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. Although any forward looking statements contained in this Form 8-K or otherwise expressed on behalf of the Company are, to the knowledge and in the judgment of the officers and directors of the Company, expected to prove to come true and to come to pass, management is not able to predict the future with absolute certainty. Forward looking statements involve known and unknown risks and uncertainties which may cause the Company's actual performance and financial results in future periods to differ materially from any projection, estimate or

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forecasted result.  These risks and uncertainties  include,  among other things, volatility of commodity prices, changes in interest rates and capital market conditions, competition, risks inherent in the Company's operations, the inexact
nature  of  interpretation   of  seismic  and  other  geological,   geophysical,
petro-physical and geo-chemical data, the imprecise nature of estimating reserves, events that deprive the Company of the services of its Chairman of the Board, Chief Executive Officer and largest shareholder, and such other risks and uncertainties as described from time to time in the Company's periodic reports
and  filings  with  the   Securities   and  Exchange   Commission.   Accordingly
stockholders and potential investors are cautioned that certain events or circumstances could cause actual results to differ materially from those projected, estimated or predicted. The Company does not intend to update forward-looking statements. You should refer to and carefully review the information in future documents we file with the Securities and Exchange Commission.

ITEM 1.01. Execution of a Material Definitive Agreement:

The Registrant entered into a Forbearance Agreement and Amendment Number Three To Consolidated and Restated Credit Agreement ("Agreement") dated November 30, 2005 with its senior lender in connection with its Revolving Credit Facility. Under the terms of the Agreement, the Company is obligated to (1.) engage a financial advisor for the purpose of restructuring its senior financing on or before December 9, 2005 and (2.) complete a restructuring and the retirement of its senior debt with its present lender on our before February 28, 2006. The Company agreed to pay its senior lender a fee of $500,000 in connection with the Agreement. The proceeds from any asset sales completed during the term of the Agreement are to be used to retire debt.

Attached as Exhibit 99 is a copy of the Agreement.

ITEM 9.01   Financial Statements and Exhibits:

     99. Forbearance Agreement and Amendment Number Three To Consolidated and Restated Credit Agreement.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


          Imperial Petroleum, Inc.


      By: ___________________


      Jeffrey T. Wilson, President




      Dated:  December 5, 2005

Exhibit 99.

                                                             EXECUTION COPY



               FORBEARANCE AGREEMENT AND AMENDMENT NUMBER THREE TO CONSOLIDATED AMENDED AND RESTATED CREDIT AGREEMENT

     This Forbearance Agreement and Amendment Number Three to Consolidated Amended and Restated Credit Agreement (this "Agreement") is made as of the 29th of November, `2005, by and among IMPERIAL PETROLEUM, INC., a Nevada corporation (the "Borrower"), the Subsidiaries of Borrower identified on the signature pages hereof, the lenders identified on the signature pages hereof (the "Lenders"), D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership, formerly known as Highbridge/Zwim Special Opportunities Fund, L.P. ("DBZ"), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the "Collateral Agent"), and DBZ, as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

                                   WITNESSETH:

     WHEREAS, Borrower, Administrative Agent, Collateral Agent, and the Lenders are parties to that certain Consolidated Amended and Restated Credit Agreement, dated as of January 15, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement;

     WHEREAS, the following unwaived Events of Default have occurred and are continuing under the Credit Agreement or Borrower has informed the Lender Group that such Events of Default will occur (the "Existing Events of Default"):

     a. Borrower failed, on or before July 31, 2005, to complete each of its public filings which were required to be filed on or before the date of the Second Amendment, as was required by Section 4(a) of the Second Amendment;

     b. Borrower failed, on or before August 31, 2005, to have (i) received a cash equity infusion in an amount not less than $5,000,000, and (ii) consummated a corporate restructuring transaction pursuant to which, among other things, Borrower or its successor acquires additional Proved Reserves which result in a significant increase in the Borrowing Base, which restructuring transaction is satisfactory to the Agents and the Lenders in their sole and absolute discretion, in each case of clauses (i) and (ii), as required by Section 4(b) of the Second Amendment;


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     c.   Borrower has failed to comply with the  reporting  covenants set forth in Section 7.01(a)(iv) of the Credit Agreement for the fiscal period ending on July 31, 2005; and

     d. Borrower has failed to comply with each of the financial covenants set forth in Section 7.03 of the Credit Agreement for the fiscal period ending on July 31, 2005 and has indicated to the Lender Group that it will fail to comply with each of the financial covenants set forth in
          Section 7.03 of the Credit Agreement for the fiscal period ending on October 31, 2005;

     WHEREAS, Borrower has requested that the Agents and Lenders forbear from exercising remedies with respect to the Existing Events of Default as set forth herein;

     WHEREAS, on and subject to the terms and conditions set forth herein, the Agents and Lenders have agreed to forbear from exercising remedies with respect to the Existing Events of Default and amend the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Acknowledgment of Defaults and Forbearance. The Loan Parties acknowledge and agree that (a) the Existing Events of Default have occurred and are continuing and (b) upon the Forbearance Termination Date (defined below) the forbearance provided under this Section 1 shall terminate and the Agents and Lenders shall have the right to exercise any and all rights and remedies under
Section 9.01 of the Credit Agreement or otherwise under the Loan Documents or under applicable law or at equity due to such Existing Events of Default or any other Event of Default that has occurred and is continuing. The Agents and Lenders hereby agree as of the date hereof to forbear with respect to the Existing Events of Default until the earliest of (i) the occurrence of a breach or default under this Agreement, (ii) the occurrence of a Default or Event of Default that does not constitute an Existing Event of Default, or (iii) February 28, 2006 (the "Forbearance Termination Date") from exercising any rights or remedies under Section 9.01 of the Credit Agreement.

     The Loan Parties acknowledge and agree that, if any breach or default under this Agreement occurs, or if a Default or Event of Default occurs that does not constitute an Existing Event of Default, in each case after the date hereof, the Forbearance Termination Date shall be deemed to have occurred immediately prior thereto, this Agreement shall terminate, and the Agents and Lenders shall be entitled to (x) terminate all Commitments under the Credit Agreement and declare all of the Loans then outstanding to be due and payable, whereupon the aggregate principal of all Loans, all accrued and unpaid interest thereon, all fees and all other amounts payable under the Credit Agreement and the other Loan Documents shall become due and payable immediately, without presentment, demand,

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protest or further notice of any kind and (y) exercise  immediately their rights and remedies under the Loan Documents and under applicable law or at equity. Each Loan Party hereby further acknowledges and agrees that from and after the Forbearance Termination Date, the Agents and Lenders shall be under no obligation of any kind whatsoever to forbear from exercising any remedies on account of the Existing Events of Defaults or any other Event of Default (whether similar or dissimilar to the Existing Events of Default).

     The foregoing notwithstanding, if and to the extent the Agents and Lenders continue to make Advances, notwithstanding the occurrence of any Default or Event of Default, whether specified herein or otherwise, (a) such Advances shall be made, issued, caused to be issued, or executed, as applicable, in the Agents' and Lenders' sole and absolute discretion, and (b) no such action shall be construed as (i) a waiver or forbearance of any of the Agents' and Lenders' rights, remedies, and powers against Borrower or the Collateral (including, without limitation, the right to terminate without notice, the making of Advances) or (ii) a waiver of any such Default or Event of Default.

     2. Amendments to Credit Agreement. Effective on the date hereof, the Credit Agreement is amended as follows:

          (a) The definition of "Permitted Dispositions" in Section 1.01 is hereby amended by deleting it in its entirety and replacing it with the following:

     "Permitted Dispositions" means (a) sales or other dispositions of Inventory to buyers in the ordinary course of business, provided, that, (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (b) the use or transfer of money or Cash Equivalents by the Borrower and its Subsidiaries in the ordinary course of business in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, (c) the licensing by the Borrower and its Subsidiaries, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, and (d) the granting of leases or subleases to other Persons not materially interfering with the conduct of business of any of the Loan Parties."

          (b) Section 2.05(c)(v) is hereby amended by deleting it in its entirety and replacing it with the following:

     "(v) Concurrent with the receipt of any proceeds of any Disposition by any Loan Party or its Subsidiaries other than a Permitted Disposition, the Borrower shall prepay the outstanding principal amount of the Revolving Loans in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition. Nothing in this clause (v) shall permit any Loan Party or any of its Subsidiaries, to make a Disposition of any property other than a Permitted Disposition."

3. Representations and Warranties. Each Loan Party hereby represents and warrants in favor of each Agent and each Lender as follows:

          a. Such Loan Party has the corporate power and authority (a) to enter into this Agreement and (b) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          b. This Agreement has been duly authorized, validly executed and delivered by an authorized officer of such Loan Party, and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms; and

          c. The execution and delivery of this Agreement and performance by such Loan Party under the Credit Agreement, as amended from time to time, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over such Loan Party which has not already been obtained, nor contravene or conflict with the charter documents of such Loan Party, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which such Loan Party is party or by which any of its properties are or may become bound.

     4. Acknowledgement.

          a.   Acknowledgement   of   Obligations.   Each  Loan   Party   hereby
               acknowledges, confirms and agrees that as of the close of business on November 16, 2005, each Loan Party was jointly and severally indebted to the Agents and Lenders for loans, advances and other financial accommodations under the Loan Documents in the following amounts:


     Revolving Loans                                   16,055,667.28
     Term Loan (Bank of Oklahoma)                         698,882.82
     Revolver Accrued Interest: November 1-16             105,253.82
     Accrued Interest (Bank of Oklahoma): November 1-16     1,229.89
                                                      --------------
     Total Obligations:                               $16,861.033.81


               All such Obligations owing by each Loan Party, in each case together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by each such Loan Party to each Agent and each Lender, are unconditionally owing by each Loan Party to each Agent and each Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.

          b. Acknowledgement of Security Interests. Each Loan Party hereby acknowledges, confirms and agrees that Collateral Agent, for itself and the benefit of Agents and Lenders, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral granted to

               Collateral Agent, for itself and the benefit of the Agent and Lenders, pursuant to the Loan Documents or otherwise granted to or held by Collateral Agent, for itself and the benefit of the Agents and Lenders.

          c. Acknowledgment of No Lender Obligations. Each Loan Party hereby acknowledges, confirms and agrees that as a result of Existing Events of Default, the Agents and Lenders have no commitments, obligations or agreements to make loans or advances or other financial accommodations to any Loan Party.

          d. Binding Effect of Documents. Each Loan Party hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to the Agents and Lenders thereto by such Loan Party, and each is in full force and effect as of the Forbearance Effective Date (as defined below), (b) the agreements and obligations of each Loan Party contained in such documents and in this Agreement constitute the legal, valid and binding obligations of such Loan Party and guaranteed indebtedness of the Loan Parties other than Borrower, enforceable against such Loan Party in accordance with their respective terms, and the Loan Parties have no valid defense to the enforcement of the Obligations and such guaranteed indebtedness, and (c) each Agent and each Lender are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and under applicable law or at equity.

     5. Advice of Counsel. Each Loan Party has had advice of independent counsel of its own choosing in negotiations for and the preparation of this Agreement, has read this Agreement in full and final form, and has had this Agreement fully explained to it to its satisfaction.

     6. Limitations; No Other Amendment. Except for the forbearance and amendments expressly set forth above, the text of the Credit Agreement and all other existing Loan Documents shall remain unchanged and in full force and effect and each Agent and each Lender expressly reserves the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents. The forbearance and amendments contained herein is limited to the precise terms hereof, and no Agent nor any Lender is obligated to consider or consent to any additional request by any Loan Party for any other forbearance or amendment with respect to the Credit Agreement.

     7. Payment of Costs and Fees. The Loan Parties shall pay to each Agent and each Lender all due diligence, costs, fees, expenses and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Agreement and any documents and instruments relating hereto. In addition thereto, the Loan Parties agree to reimburse each Agent and each Lender on demand for its costs arising out of this Agreement and all documents or instruments relating hereto (which costs may include the fees and expenses of any attorneys retained by any Agent or any Lender).

     8. Conditions to Effectiveness of this Agreement. This Agreement (other than the amendment set forth in Section 2 above which shall be effective as of the date hereof) shall become effective as of the date when, and only when, the following conditions have been satisfied as determined in each Agent's and each Lender's sole and absolute discretion (the date of such effectiveness being herein called the "Forbearance Effective Date"):

          a. Agents shall have received, in form and substance satisfactory to it, duly executed counterparts of this Agreement from each Loan Party and each Lender on or before November 29, 2005; and

          b. Borrower shall have paid all fees, costs and expenses incurred in connection with this Agreement and any other Loan Documents (including, without limitation, legal fees and expenses).

     9. Covenants. As a material inducement to the execution by the Agents and the undersigned Lenders of this Agreement, Borrower hereby agrees that it shall cause the repayment in full of the Obligations pursuant to a Restructuring Transaction as set forth in this Section 9. Accordingly, Borrower hereby agrees that it shall comply with each of the following covenants and that the failure to comply with any of such covenants shall constitute an immediate Event of Default under the Credit Agreement and further result in the termination of the forbearance provided under Section 1 above:

          a. No later than December 9, 2005, the Agents shall have received evidence, in form and substance satisfactory to them, either (i) that Borrower has executed a letter of intent or letters of intent, in each case, satisfactory to the Agents and the Lenders in their sole and absolute discretion, from Persons party to a Restructuring Transaction, which transaction shall provide for
               (A) a fully executed purchase agreement or such other definitive documentation, as appropriate, no later than December 15, 2005 and (B) consummation of such Restructuring Transaction no later than December 30, 2005, or (ii) that Borrower has retained a Restructuring Adviser.

          b. To the extent that Borrower has, pursuant to clause (a)(i) above, proceeded with a Restructuring Transaction without the retention of a Restructuring Adviser, (i) no later than December 15, 2005, the Agents shall have received evidence, in form and substance satisfactory to them, that the purchase agreement or such other definitive documentation, as appropriate, each in form and substance satisfactory to the Agents, has been fully executed by all necessary parties thereto and (ii) no later than December 30, 2005, (A) the Restructuring Transaction shall have been fully consummated and (B) Administrative Agent shall have received net proceeds thereof in an amount sufficient to repay (and Borrower shall cause such net proceeds to be used to so repay) the Obligations in full in cash in accordance with the terms of the Credit Agreement; -

          c. To the extent that Borrower has, pursuant to clause (a)(ii) above, retained a Restructuring Adviser reasonably acceptable to Agents, (i) no later than December 30, 2005, the Agents shall have received evidence, in form and substance satisfactory to them, that Borrower has executed a letter of intent or letters of intent, each in form and substance satisfactory to the Agents, from Persons party to a Restructuring Transaction, which transaction shall provide for (A) a fully executed purchase agreement or such other definitive documentation, as appropriate, no later than February 7, 2006 and (B) consummation of the Restructuring Transaction no later than February 28, 2006, (ii) no later than February 7, 2006, the Agents shall have received evidence, in form and substance satisfactory to them, that the purchase agreement or such other definitive documentation, as appropriate, each in form and substance satisfactory to the Agents, has been fully executed by all necessary parties thereto and (iii) no later than February 28, 2006, (A) the Restructuring Transaction shall have been fully consummated and (B) Administrative Agent shall have received net proceeds thereof in an amount sufficient to repay (and Borrower shall cause such net proceeds to be used to so repay) the Obligations in full in cash in accordance with the terms of the Credit Agreement;

          d. Borrower shall pay to Agents in cash, a fee in an amount equal to $500,000 ("Forbearance Fee") which shall be due and payable in full upon the consummation of the Restructuring Transaction (subject to prepayment as provided herein). Notwithstanding anything to the contrary contained in Section 2.05(c)(v) of the Credit Agreement, upon any Disposition by any Loan Party or its Subsidiaries other than a Permitted Disposition (as such term is amended hereby), Borrower shall remit all Net Cash Proceeds received in connection with any such Disposition to Agents to be applied as a prepayment of the Forbearance Fee until such fee is paid in full (after which, Net Cash Proceeds received from any such Disposition shall be applied pursuant to the terms of
               Section 2.05(c)(v) of the Credit Agreement, as amended hereby). Borrower hereby acknowledges and agrees that the Forbearance Fee is fully earned as of the date hereof and non-refundable on the date such fee is due and payable as provided above and that the Forbearance Fee constitutes Obligations and is in addition to any other fees payable by Borrower under the Credit Agreement or any other Loan Document.

     In no event shall the forgoing be construed as a consent by any Agent or any Lender to any particular corporate restructuring transaction. To the contrary, each Agent and each Lender expressly reserves the right to condition or withhold its consent to any such transaction in its sole and absolute discretion.

     For the purposes of this section, (i) the term "Restructuring Transaction" shall mean one or more transactions (which may include, without limitation, the infusion of additional equity into Borrower, refinancing of the outstanding Loans, or sale, including by way of merger, of the Borrower and its subsidiaries), in each case, satisfactory to the Agents and the Lenders in their sole and absolute discretion, by or with respect to Borrower, with or without the retention and advice of a Restructuring Adviser, which result in the repayment in full in cash of all of Borrower's outstanding Obligations and termination of all commitments under the Credit Agreement, and (ii) the term "Restructuring Adviser" shall mean any investment bank or other qualified professional identified by Borrower to Agents on Exhibit A hereto (or any other qualified professional of similar stature and qualification as that of the representative firms identified on Exhibit A hereto and as reasonably acceptable to Agents) retained by Borrower to advise on the Restructuring Transaction.

     10. Effect on the Loan Documents. Upon the effectiveness of the forbearance set forth herein, on and after the Forbearance Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof' or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended from time to time.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflicts or choice of law principles thereof

     12. Loan Document. This Agreement shall be deemed to be a Loan Document for all purposes.

     13. RELEASE BY LOAN PARTIES. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES
THAT: (I) NEITHER IT NOR ANY OF ITS SUBSIDIARIES HAS ANY CLAIM OR CAUSE OF ACTION AGAINST THE AGENTS OR LENDERS (OR ANY OF THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, AFFILIATES OR ATTORNEYS OF THE FOREGOING), (II) EACH AGENT AND EACH LENDER HAS HERETOFORE PROPERLY PERFORMED AND SATISFIED IN A TIMELY MANNER ALL OF ITS OBLIGATIONS TO EACH LOAN PARTY AND THEIR RESPECTIVE SUBSIDIARIES AND AFFILIATES AND (III) HE OR IT HAS RECEIVED THE ADVICE OF LEGAL COUNSEL WITH REGARD TO THE RELEASES AND WAIVERS CONTAINED HEREIN. EACH AGENT AND EACH LENDER WISHES (AND EACH LOAN PARTY AGREES) TO ELIMINATE ANY POSSIBILITY THAT ANY PAST CONDITIONS, ACTS, OMISSIONS, EVENTS OR CIRCUMSTANCES WOULD IMPAIR OR OTHERWISE ADVERSELY AFFECT ANY OF THEIR RIGHTS, INTERESTS, SECURITY AND/OR REMEDIES. FOR AND IN CONSIDERATION OF THE AGREEMENTS CONTAINED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, EACH LOAN PARTY (THE "RELEASORS") VOLUNTARILY, KNOWINGLY, UNCONDITIONALLY AND IRREVOCABLY RELEASES, WAIVES AND FOREVER DISCHARGES EACH AGENT AND EACH LENDER, TOGETHER WITH THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, SUBSIDIARIES, AFFILIATES, AGENTS, EMPLOYEES AND ATTORNEYS (COLLECTIVELY, THE "RELEASED PARTIES"), FROM: (X) ANY AND ALL

LIABILITIES, OBLIGATIONS, DUTIES, PROMISES OR INDEBTEDNESS OF ANY KIND OF THE RELEASED PARTIES TO THE RELEASORS OR ANY OF THEM, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED AND (Y) ALL CLAIMS, OFFSETS, CAUSES OF ACTION, SUITS OR DEFENSES OF ANY KIND WHATSOEVER (IF ANY), WHICH THE RELEASORS OR ANY OF THEM MIGHT OTHERWISE HAVE AGAINST THE RELEASED PARTIES OR ANY OF THEM, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, IN EITHER CASE (X) OR (Y) IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, OR ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, OR ON ACCOUNT OF ANY CONDITION, ACT, OMISSION, EVENT, CONTRACT, LIABILITY, OBLIGATION, INDEBTEDNESS, CLAIM, CAUSE OF ACTION, DEFENSE, CIRCUMSTANCE OR MATTER OF ANY KIND WHICH EXISTED, AROSE OR OCCURRED AT ANY TIME FROM THE BEGINNING OF THE WORLD TO THE DATE THIS AGREEMENT BECOMES EFFECTIVE.

     14. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof

                            [signature pages follow]

                                                             EXECUTION COPY



     IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Agreement as of the day and year first written above.


                              IMPERIAL PETROLEUM, INC., a
                              Nevada corporation


                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________


                              RIDGEPOINTE MINING COMPANY, a
                              Delaware corporation


                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________


                              GLOBAL/IMPERIAL JOINT VENTURE INC., a
                              Nevada corporation


                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________



                              PHOENIX METALS, INC., a Texas
                              corporation


                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________

                    D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., as Collateral Agent, Administrative Agent and a Lender, formerly known as Highbridge/Zwirn Special Opportunities Fund, L.P

                        By:  D.B. ZWIRN PARTNERS, LLC, its general partner

                        BY:  ZWIRN HOLDING, L.L C., its managing member

                        By:_______________________
                        Name:
                                Perry A. Gruss
                                Authorized Signatory
                        Title:

                                    EXHIBIT A




Albrecht & Associates, Inc.

Oil & Gas Clearinghouse

Macquarie Bank